Atlantic Capital Bancshares, Inc. (ACBI) May 24, 2017

Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward‐looking nature. These forward‐looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward‐looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward‐looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward‐looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) loss of income from our TriNet division following our exit of this business; (3) changes in asset quality and credit risk; (4) the cost and availability of capital; (5) customer acceptance of our products and services; (6) customer borrowing, repayment, investment and deposit practices; (7) the introduction, withdrawal, success and timing of business initiatives; (8) the impact, extent, and timing of technological changes; (9) severe catastrophic events in our geographic area; (10) a weakening of the economies in which we conduct operations may adversely affect our operating results; (11) the U.S. legal and regulatory framework, including those associated with the Dodd‐Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (12) the interest rate environment may compress margins and adversely affect net interest income; (13) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (14) our ability to determine accurate values of certain assets and liabilities; (15) adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; (16) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short‐ and long‐term interest rates; (17) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (18) adequacy of our risk management program; (19) increased costs associated with operating as a public company; (20) competition from other financial services companies in the companies’ markets could adversely affect operations; and (21) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non‐GAAP Financial Information Statements included in this presentation include non‐GAAP financial measures and should be read long with the accompanying tables, which  provide a reconciliation of non‐GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non‐GAAP financial  measures, including: (i) operating net income; (ii) operating non‐interest expense; (iii) operating provision for loan losses; (iv) taxable equivalent  net interest margin; (v) efficiency ratio; (vi) operating return on assets; (vii) operating return on equity; (viii) tangible common equity; and (ix)  deposits excluding deposits assumed in branch sales, in its analysis of the Company's performance.  Management believes that non‐GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance  comparability with prior periods. Non‐GAAP financial measures should not be considered as an alternative to any measure of performance or  financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition  as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP  financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the  results or financial condition as reported under GAAP. Non‐GAAP financial measures may not be comparable to non‐GAAP financial measures  presented by other companies. 3

• Established in May 2007 with $125 million in equity capital, which was, and still is, the largest de novo bank  capital raise in US history • Publicly traded on NASDAQ since November 2nd, 2015, under the symbol “ACBI” • Exceptional record of soundness and growth through financial crisis, recession and recent recovery • Differentiated by providing superior expertise, competitive capabilities, and customized service delivery 4 Atlantic Capital Bank: Our Story

Atlantic Capital Bank: Highlights Target Markets: • Small to mid‐sized enterprises with revenues up to $250 million • Highly‐select group of institutional caliber commercial real estate developers and investors • Principals of our commercial clients, professionals, and their practices • Has grown to $2.8 billion in assets • Initiatives in place to maintain robust top line growth • Operating model expected to produce enhanced efficiencies going forward • Consistently maintaining high asset quality • NPAs/total assets 0.21% as of March 31, 2017 • Focused on Atlanta, Charlotte, Chattanooga, and Knoxville metropolitan markets • Strong leadership continuity in key markets • Broad management experience in all business lines 5

Proprietary & Confidential Atlantic Capital Strategy Become a premier southeastern business and private banking company 6 Accelerate Organic Growth • Investing in people and capabilities to accelerate organic growth and build profitability • Well positioned in attractive growth markets • Attractive interest rate risk position Strategic Expansion • Completed acquisition of First Security on October 31, 2015 • Ongoing evaluation of new market expansion through mergers  and acquisitions and de novo entry • Patient and disciplined approach with focus on shareholder value

7 Key Investment Considerations Attractive Growth Markets Strong Deposit Growth Asset Sensitivity Loan Growth with Superior Credit Quality Building a profitable and sound future

Atlantic Capital Bank Locations 8 Branch Location  Loan Production Office Main Office Location Legend

A leading middle market commercial bank operating throughout the southeast Attractive Market Demographics 1) In thousands; Source: US MSA Census Information + market data from Data.com (Salesforce). 9 City MSA  Population1 Projected  population growth  for the  next 3 years # Target Companies (>$10MM REV) # Total  businesses  (>$5MM REV) # Total  businesses Median  Household  Income Atlanta 5,614 6.2% 4,271 8,600 1,261,291 $51,948 Chattanooga 544 3.0% 351 695 88,967 $37,411 Charlotte 2,380 7.4% 1,583 3,028 314,130 $46,119 Knoxville 857 2.4% 535 1,023 112,095 $36,874

Financial Highlights

	METRICS	Q1 '17	Q4 '16	Q3 '16	Q2 '16	Q1 '16
Financial Performance	Diluted EPS	$ 0.13	$ 0.06	$ 0.15	$ 0.20	$ 0.12
	Diluted EPS – operating	0.13	0.07	0.16	0.15	0.14
	Efficiency ratio [1]	76.78 %	78.33 %	71.57 %	72.00 %	75.22 %
	Return on average assets – operating [1] [2] [3] [5]	0.48	0.25	0.60	0.54	0.52
	Net interest margin (tax equivalent) [1]	3.20	3.11	3.12	3.12	3.26
Balance Sheet	Total assets[4]	$ 2,802	$ 2,728	$ 2,761	$ 2,808	$ 2,727
	Commercial loans held for investment [4][6]	1,616	1,609	1,610	1,580	1,527
	Deposits (excl. to be assumed in branch sale) [1] [4]	2,174	2,206	2,189	2,158	2,085
Capital	Tier 1 capital ratio	10.73 %	10.30 %	9.68 %	9.99 %	9.48 %
	Total risk-based capital ratio	13.77	13.31	12.50	12.96	12.37
	Tangible common equity to tangible assets	10.16	10.16	10.19	9.81	9.69
Asset Quality	Net charge offs to average loans [5]	0.26 %	0.03 %	0.06 %	0.00 %	0.35 %
	NPAs to total assets	0.21	0.13	0.09	0.07	0.08
	Allowance for loan and lease losses to loans held for investment	1.05	1.04	0.92	0.95	0.93

(1) This is a non-GAAP financial measure. Please see "Non-GAAP Reconciliation" on slides 26 and 27 for more details.(2) Excludes provision for acquired non PCI FSG loans. (3) Excludes merger related expenses. (4) Dollars in millions. (5) Annualized. (6) Excluding mortgage warehouse loans.

10

$0 $500 $1,000 $1,500 $2,000 $2,500 FY 2013 FY 2014 FY 2015 FY 2016 Q1 2017 11 Financial Highlights: Average Deposits Dollars in millions; acquisition of FSGBank closed in the fourth quarter of 2015; 7 branches were sold in the second quarter of 2016 resulting in a  reduction of approximately $191 million in deposits DDA NOW /  Savings /  Money  Market Time Brokered 21% 26% 27% 26% 29% 69% 61% 58% 54% 54% 2% 8% 2% 11% 11% 4% 10% 10% 8% 9% $935 $984 $1,297 $2,147 $2,112

12 Financial Highlights: Average Deposits Dollars in millions; acquisition of FSGBank closed in the fourth quarter of 2015; 7 branches were sold in the second quarter of 2016 resulting in a  reduction of approximately $191 million in deposits $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 26% 25% 26% 28% 29% 52% 55% 57% 54% 54% 12% 10% 8% 8% 8% 10% 10% 9% 10% 9% $2,156 $2,112$2,095 $2,164$2,135 DDA NOW /  Savings /  Money  Market Time Brokered

Financial Highlights: 13 $0 $500 $1,000 $1,500 $2,000 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 $809 $923 $1,707 $1,833 $1,844 $8 $117 $84 $148 $58 $817 $1,040 $1,791 $1,981 $1,902 Dollars in millions; acquisition of FSGBank closed in the fourth quarter of fiscal 2015 Loans Held For Investment Mortgage  warehouse

14 Financial Highlights: Loans Held for Investment Dollars in millions $0 $500 $1,000 $1,500 $2,000 $2,500 Mar. 31, 2016 Jun. 30, 2016 Sep. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 $1,527 $1,580 $1,610 $1,609 $1,616 $236 $236 $227 $224 $228 $124 $126 $171 $148 $58 $1,887 $1,942 $2,008 $1,981 Commercial Other Mortgage  warehouse $1,902

Financial Highlights: Credit Quality 15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 0.08% 0.07% 0.09% 0.13% 0.21% Allowance for Loan Losses/ Non‐Performing Assets Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 757% 981% 736% 591% 341% Net Charge Offs/Total Average Loans* Allowance for Loan Losses/Total Loans Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 0.93% 0.95% 0.92% 1.04% 1.05% Non‐Performing Assets/Total Assets Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 0.35% 0.00% 0.06% 0.03% 0.26% 2016: 0.11% *Annualized

16 Financial Highlights: $18,921 $19,283 $19,487 $19,501 $19,508 3.26% 3.12% 3.12% 3.11% 3.20% 3.05% 3.00% 3.00% 2.99% 3.07% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $0 $5,000 $10,000 $15,000 $20,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Net interest income* Net interest margin* Net interest margin (excl purchase accounting)* Dollars in thousands *Net interest margin is taxable equivalent and is a non‐GAAP financial measure. Please see “Non‐GAAP Reconciliation” on slides 26 and 27 for more  details. Net Interest Margin*

Financial Highlights: Asset Sensitivity Change in Net Interest Income 17 0% 5% 10% 15% 20% 25% Up 100 bps Up 200 bps Up 300 bps 7.4% 14.8% 22.1% 1 Year As of March 31, 2017:  63% of loans are variable rate  28% of deposits are noninterest bearing

18 Financial Highlights: Noninterest Income Dollars in thousands $3,885 gain on  sale of branches Service  charges Other  noninterest  income Mortgage  income SBA lending  activities Trust income $0 $2,000 $4,000 $6,000 $8,000 $10,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $1,498 $1,392 $1,270 $1,327 $1,349 $880 $1,204 $959 $599 $1,227 $314 $386 $361 $350 $407$339 $447 $632 $499 $257 $1,389 $5,451 $780 $1,655 $617 $4,995 $3,857 $4,420 $4,002 $8,880 $4,430

19 $0 $5,000 $10,000 $15,000 $20,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $10,555 $10,420 $10,059 $11,269 $11,065 $1,100 $1,274 $1,235 $995 $1,230 $748 $760 $442 $968 $904$916 $694 $617 $1,064 $987 $4,198 $4,280 $4,364 $4,275 $3,558 Financial Highlights: Operating Noninterest Expense*  $17,517 $17,428 $16,717 $18,571 Dollars in thousands.  *This is a non‐GAAP financial measure. Please see “Non‐GAAP Reconciliation” on slides 26 and 27 for more details. Salaries and  employee  benefits Occupancy Professional  services Data processing Other  noninterest  expense $17,744

20 Financial Highlights: Regulatory Capital at 3/31/17 0% 2% 4% 6% 8% 10% 12% 14% 10.8% 12.2% 12.2% 13.1% 9.5% 10.7% 10.7% 13.8% Bank BankHolding  Company Bank BankHolding Company Holding  Company Holding  Company Tier 1 leverage ratio    Common equity tier 1 capital ratio    Tier 1 capital ratio                 Total capital ratio

APPENDIX

Management Biographies 22 Douglas Williams Chief Executive Officer • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group  • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale  banking activities; EVP and Co‐Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the  Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High  Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer • CEO and President of First Security and CEO of FSGBank from 2011 to 2015 • Former Managing Director of Ridley Capital Group • Former Director, CEO and President of Ohio Legacy Corporation • Former COO and CTO of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life  Committee Patrick Oakes Executive Vice President,  Chief Financial Officer • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Rich Oglesby Executive Vice President, Chief Risk Officer • CRO of Atlantic Capital since its inception • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children

23 ACBI Historical Balance Sheets March 31, December 31, March 31, (in thousands, except share data) 2017 2016 2016 ASSETS Cash and due from banks $ 34,626 $ 36,790 $ 36,585 Interest-bearing deposits in banks 158,920 118,039 91,608 Other short-term investments 20,870 10,896 32,861 Cash and cash equivalents 214,416 165,725 161,054 Securities available-for-sale 456,942 347,705 366,641 Other investments 28,331 23,806 11,899 Loans held for sale 29,241 35,219 95,291 Loans held for investment 1,901,724 1,981,330 1,886,763 Less: allowance for loan losses (19,939) (20,595) (17,608) Loans held for investment, net 1,881,785 1,960,735 1,869,155 Branch premises held for sale 2,897 2,995 7,200 Premises and equipment, net 12,308 11,958 22,780 Bank owned life insurance 62,516 62,160 60,981 Goodwill and intangible assets, net 29,186 29,567 33,914 Other real estate owned 1,869 1,872 1,760 Other assets 82,587 85,801 96,213 Total assets $ 2,802,078 $ 2,727,543 $ 2,726,888 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 606,386 $ 643,471 $ 560,363 Interest-bearing checking 259,760 264,062 215,176 Savings 30,756 27,932 29,788 Money market 916,390 912,493 862,120 Time 150,867 157,810 187,750 Brokered deposits 209,385 200,223 229,408 Deposits to be assumed in branch sale 29,495 31,589 197,857 Total deposits 2,203,039 2,237,580 2,282,462 Federal funds purchased and securities sold under agreements to repurchase – – 11,824 Federal Home Loan Bank borrowings 217,000 110,000 60,000 Long-term debt 49,408 49,366 49,239 Other liabilities 21,664 26,939 27,348 Total liabilities 2,491,111 2,423,885 2,430,873 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of March 31, 2017, December 31, 2016, and March 31, 2016 – – – Common stock, no par value; 100,000,000 shares authorized; 25,535,013, 25,093,135, and 24,569,823 shares issued and outstanding as of March 31, 2017, December 31, 2016, and March 31, 2016, respectively 296,608 292,747 288,271 Retained earnings 19,766 16,536 6,072 Accumulated other comprehensive income (loss) (5,407) (5,625) 1,672 Total shareholders’ equity 310,967 303,658 296,015 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,802,078 $ 2,727,543 $ 2,726,888 Atlantic Capital Bancshares, Inc. Consolidated Balance Sheets (unaudited)

ACBI Historical Income Statements

Atlantic Capital Bancshares, Inc.
Consolidated Statements of Income *(unaudited)*

(in thousands except share and per share data)	Three months ended March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
INTEREST INCOME					
Loans, including fees	$ 19,994	$ 20,363	$ 20,511	$ 20,282	$ 19,625
Investment securities - available-for-sale	2,018	1,477	1,293	1,327	1,601
Interest and dividends on other interest-earning assets	449	467	491	507	273
Total interest income	22,461	22,307	22,295	22,116	21,499
INTEREST EXPENSE					
Interest on deposits	2,047	1,929	1,956	1,841	1,673
Interest on Federal Home Loan Bank advances	302	234	133	147	44
Interest on federal funds purchased and securities sold under agreements to repurchase	36	38	37	87	67
Interest on long-term debt	823	828	815	832	810
Other	–	–	–	–	38
Total interest expense	3,208	3,029	2,941	2,907	2,632
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,253	19,278	19,354	19,209	18,867
Provision for loan losses	634	2,208	463	777	368
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,619	17,070	18,891	18,432	18,499
NONINTEREST INCOME					
Service charges	1,349	1,327	1,270	1,392	1,498
Gains on sale of securities available-for-sale	–	–	–	11	33
Gains on sale of other assets	78	238	71	31	48
Mortgage income	257	499	632	447	339
Trust income	407	350	361	386	314
Derivatives income	(51)	346	69	98	65
Bank owned life insurance	378	395	424	398	393
SBA lending activities	1,227	599	959	1,204	880
TriNet lending activities	20	357	–	761	383
Gains on sale of branches	–	–	–	3,885	–
Other noninterest income	192	319	216	267	467
Total noninterest income	3,857	4,430	4,002	8,880	4,420
NONINTEREST EXPENSE					
Salaries and employee benefits	11,065	11,269	10,059	10,420	10,555
Occupancy	1,230	995	1,235	1,274	1,100
Equipment and software	805	694	862	724	686
Professional services	904	968	442	760	748
Postage, printing and supplies	85	73	61	159	169
Communications and data processing	987	1,064	617	694	916
Marketing and business development	270	247	269	317	267
FDIC premiums	314	262	415	493	398
Merger and conversion costs	–	204	579	1,210	749
Amortization of intangibles	470	495	520	668	762
Foreclosed property/problem asset expense	3	666	39	55	104
Other noninterest expense	1,611	1,838	2,198	2,169	1,812
Total noninterest expense	17,744	18,775	17,296	18,943	18,266
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	4,732	2,725	5,597	8,369	4,653
Provision for income taxes	1,502	1,116	1,889	3,222	1,722
NET INCOME (LOSS)	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 2,931
Net income (loss) per common share - basic	$ 0.13	$ 0.06	$ 0.15	$ 0.21	$ 0.12
Net income (loss) per common share - diluted	$ 0.13	$ 0.06	$ 0.15	$ 0.20	$ 0.12
Weighted average shares - basic	25,320,690	25,027,304	24,891,822	24,644,755	24,485,900
Weighted average shares - diluted	25,672,286	25,407,728	25,260,280	25,158,694	24,993,597

24

ACBI Operating Income

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

	2017	2016			
(in thousands; taxable equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INCOME SUMMARY					
Interest income [(1)]	$ 22,716	$ 22,530	$ 22,428	$ 22,190	$ 21,553
Interest expense	3,208	3,029	2,941	2,907	2,632
Net interest income	19,508	19,501	19,487	19,283	18,921
Provision for loan losses	634	2,208	463	777	368
Net interest income after provision for loan losses	18,874	17,293	19,024	18,506	18,553
Operating noninterest income	3,857	4,430	4,002	4,995	4,420
Operating noninterest expense [(2)]	17,744	18,571	16,717	17,428	17,517
Operating income before income taxes	4,987	3,152	6,309	6,073	5,456
Operating income tax expense	1,757	1,417	2,245	2,381	2,065
Operating net income [(2)]	3,230	1,735	4,064	3,692	3,391
Merger related expenses, net of income tax	-	126	356	743	460
Net gain on sale of branches, net of income tax	-	-	-	2,198	-
Net income - GAAP	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 2,931

[(1)] Interest income has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. [(2)] Excludes merger related expenses. This is a non-GAAP financial measure. Please see "Non-GAAP Reconciliation" on slides 26 and 27 for more details.

25

Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance Measures Reconciliation

(in thousands, except share and per share data)	2017	2016			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest income reconciliation					
Interest income - GAAP	$ 22,461	$ 22,307	$ 22,295	$ 22,116	$ 21,499
Taxable equivalent adjustment	255	223	133	74	54
Interest income - taxable equivalent	$ 22,716	$ 22,530	$ 22,428	$ 22,190	$ 21,553
Net interest income reconciliation					
Net interest income - GAAP	$ 19,253	$ 19,278	$ 19,354	$ 19,209	$ 18,867
Taxable equivalent adjustment	255	223	133	74	54
Net interest income - taxable equivalent	$ 19,508	$ 19,501	$ 19,487	$ 19,283	$ 18,921
Operating noninterest income reconciliation					
Noninterest income - GAAP	$ 3,857	$ 4,430	$ 4,002	$ 8,880	$ 4,420
Gain on sale of branches	-	-	-	(3,885)	-
Operating noninterest income	$ 3,857	$ 4,430	$ 4,002	$ 4,995	$ 4,420
Operating noninterest expense reconciliation					
Noninterest expense - GAAP	$ 17,744	$ 18,775	$ 17,296	$ 18,943	$ 18,266
Merger-related expenses	-	(204)	(579)	(1,210)	(749)
Divestiture expenses	-	-	-	(305)	-
Operating noninterest expense	$ 17,744	$ 18,571	$ 16,717	$ 17,428	$ 17,517
Operating income before income taxes reconciliation					
Income (loss) before income taxes - GAAP	$ 4,732	$ 2,725	$ 5,597	$ 8,369	$ 4,653
Taxable equivalent adjustment	255	223	133	74	54
Merger-related expenses	-	204	579	1,210	749
Divestiture expenses	-	-	-	305	-
Gain on sale of branches	-	-	-	(3,885)	-
Operating income before income taxes	$ 4,987	$ 3,152	$ 6,309	$ 6,073	$ 5,456
Income tax reconciliation					
Income tax expense - GAAP	$ 1,502	$ 1,116	$ 1,889	$ 3,222	$ 1,722
Taxable equivalent adjustment	255	223	133	74	54
Merger related expenses, tax benefit	-	78	223	467	289
Divestiture expenses, tax benefit	-	-	-	118	-
Gain on sale of branches, tax expense	-	-	-	(1,500)	-
Operating income tax expense	$ 1,757	$ 1,417	$ 2,245	$ 2,381	$ 2,065
Net income reconciliation					
Net income - GAAP	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 2,931
Merger related expenses, net of income tax	-	126	356	743	460
Divestiture expenses, net of income tax	-	-	-	187	-
Gain on sale of branches, net of income tax	-	-	-	(2,385)	-
Operating net income	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 3,391
Diluted earnings per share reconciliation					
Diluted earnings per share - GAAP	$ 0.13	$ 0.06	$ 0.15	$ 0.20	$ 0.12
Merger related expenses	-	0.01	0.01	0.03	0.02
Net gain on sale of branches	-	-	-	(0.08)	-
Diluted earnings per share - operating	$ 0.13	$ 0.07	$ 0.16	$ 0.15	$ 0.14
Book value per common share reconciliation					
Total shareholders' equity	$ 310,967	$ 303,658	$ 308,463	$ 304,066	$ 294,652
Intangible assets	(29,186)	(29,567)	(30,071)	(31,674)	(33,914)
Total tangible common equity	$ 281,781	$ 274,091	$ 278,392	$ 272,392	$ 260,738
Common shares outstanding	25,535,013	25,093,135	24,950,099	24,750,163	24,569,823
Book value per common share - GAAP	$ 12.18	$ 12.10	$ 12.36	$ 12.29	$ 11.99
Tangible book value	11.04	10.92	11.16	11.01	10.61

26

Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance Measures Reconciliation

(in thousands, except share and per share data)	2017	2016			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Return on average equity reconciliation					
Net income - GAAP	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 2,931
Merger related expenses, net of income tax	-	126	356	743	460
Divestiture expenses, net of income tax	-	-	-	187	-
Gain on sale of branches, net of income tax	-	-	-	(2,385)	-
Operating net income	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 3,391
Average shareholders' equity	308,261	308,588	306,642	299,170	291,806
Return on average equity - GAAP	4.19%	2.09%	4.84%	6.88%	4.02%
Return on average equity - operating	4.19%	2.25%	5.30%	4.94%	4.65%
Return on average assets reconciliation					
Net income - GAAP	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 2,931
Merger related expenses, net of income tax	-	126	356	743	460
Divestiture expenses, net of income tax	-	-	-	187	-
Gain on sale of branches, net of income tax	-	-	-	(2,385)	-
Operating net income	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 3,391
Average assets	2,694,715	2,722,444	2,717,996	2,718,110	2,620,750
Return on average assets - GAAP	0.48%	0.24%	0.55%	0.76%	0.45%
Return on average assets - operating	0.48%	0.25%	0.60%	0.54%	0.52%
Efficiency ratio reconciliation					
Noninterest income - GAAP	$ 3,857	$ 4,430	$ 4,002	$ 8,880	$ 4,420
Gain on sale of branches	-	-	-	(3,885)	-
Operating noninterest income	$ 3,857	$ 4,430	$ 4,002	$ 4,995	$ 4,420
Noninterest expense - GAAP	$ 17,744	$ 18,775	$ 17,296	$ 18,943	$ 18,266
Merger-related expenses	-	(204)	(579)	(1,210)	(749)
Divestiture expenses	-	-	-	(305)	-
Operating noninterest expense	$ 17,744	$ 18,571	$ 16,717	$ 17,428	$ 17,517
Net interest income	19,253	19,278	19,354	19,209	18,867
Efficiency ratio	76.78%	78.33%	71.57%	72.00%	75.22%
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 310,967	$ 303,658	$ 308,463	$ 304,066	$ 294,652
Intangible assets	(29,186)	(29,567)	(30,071)	(31,674)	(33,914)
Total tangible common equity	$ 281,781	$ 274,091	$ 278,392	$ 272,392	$ 260,738
Total assets	$ 2,802,078	$ 2,727,543	$ 2,761,244	$ 2,807,822	$ 2,724,669
Intangible assets	(29,186)	(29,567)	(30,071)	(31,674)	(33,914)
Total tangible assets	$ 2,772,892	$ 2,697,976	$ 2,731,173	$ 2,776,148	$ 2,690,755
Tangible common equity to tangible assets	10.16%	10.16%	10.19%	9.81%	9.69%
Deposits excluding deposits to be assumed in branch sales					
Total deposits	$ 2,203,039	$ 2,237,580	$ 2,188,856	$ 2,158,305	$ 2,282,462
Deposits to be assumed in branch sales	(29,495)	(31,589)	-	-	(197,857)
Deposits excluding deposits to be assumed in branch sales	$ 2,173,544	$ 2,205,991	$ 2,188,856	$ 2,158,305	$ 2,084,605
Loans held for investment excluding mortgage warehouse loans					
Total loans held for investment	$ 1,901,724	$ 1,981,330	$ 2,008,102	$ 1,942,137	$ 1,886,763
Mortgage warehouse loans	(58,357)	(147,519)	(171,251)	(126,108)	(123,875)
Loans held for investment excluding mortgage warehouse loans	$ 1,843,367	$ 1,833,811	$ 1,836,851	$ 1,816,029	$ 1,762,888

27